                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         September 6, 2007
                                                   -----------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

     DELAWARE                      0-24412                 42-1421406
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(State or Other Jurisdiction     (Commission              (IRS Employer
      of Incorporation)          File Number)             Identification No.)

101 Second Street SE, Suite 800, Cedar Rapids, Iowa           52401
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    (Address of Principal Executive Offices)                (Zip Code)

                                 (319) 363-8249
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

| |  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

| |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

| |  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

| |  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01. Entry into a Material Definitive Agreement.

     On  September  1,  2007,  MACC  Private  Equities  Inc.  ("MACC")  and  its
wholly-owned subsidiary,  MorAmerica Capital Corporation ("MorAmerica," together
with  MACC,  the  "Companies"),   entered  into  a  Safekeeping  Agreement  (the
"Safekeeping  Agreement")  with Cedar Rapids Bank and Trust  Company  ("CRB&T").
Under the Safekeeping Agreement, Companies appointed CRB&T as their custodian of their respective assets.

     The  information  set forth in Item 2.03  below is  incorporated  herein by reference.

     Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On August 30,  2007,  MorAmerica  entered into a term loan in the amount of
$6,250,000  (the  "Term  Loan")  and a  $500,000  line of credit  (the  "Line of
Credit,"  together with the Term Loan, the "Loans"),  both with CRB&T. The Loans are evidenced by a Business Loan Agreement (the "Loan  Agreement"),  the Line of
Credit is evidenced by a Promissory  Note (the "Line of Credit  Note"),  and the
Term Loan is evidenced by a Promissory  Note (the "Term Note," together with the
Line of Credit Note, the "Notes"), all dated August 30, 2007.

     Under the Loans, MorAmerica is required to repay CRB&T amounts borrowed and any unpaid  interest in one  payment on August 28,  2009.  The amounts  borrowed under the Loans  will  accrue  interest  at an initial  rate of 8.75%,  and then adjust  daily at a rate of  0.50%  over the Wall  Street  Journal  Prime  index, subject to a minimum interest rate of 6.0%, which interest must be paid monthly.
The  applicable  interest rate may not increase or decrease by more than 1.0% at any one time.  MorAmerica may prepay principal amounts without penalty under the
Loans.

     In addition to making customary  representations,  warranties and covenants to CRB&T, MorAmerica agreed, as long as either of the Loans remains outstanding, to: (i) apply 80% of the proceeds of any sale or  liquidation  of any  portfolio asset first to the  repayment  of principal  owed under either of the Loans,  as directed by CRB&T,  (ii) not incur any  additional  debt  without the consent of
CRB&T, (iii) not pay any dividends to MACC, except for cash dividends in amounts necessary  to enable MACC to satisfy  any tax  liabilities  arising  solely from
MACC's  ownership of MorAmerica  stock,  (iv) not loan money to or invest in any other  entity,  except that it may make  follow-on  investments  in its existing portfolio  companies in amounts up to $300,000 in any one year, and subject to a maximum amount of $500,000 during the term of the Loans, (v) maintain custody of its assets at CRB&T,  (vi) provide to CRB&T a copy of its  investment  adviser's management  letter which is provided to  MorAmerica's  Board of  Directors  each fiscal quarter,  (vii) maintain an investment  portfolio  valued at a minimum of
$5,000,000 in excess of the outstanding  principal  amount of the Loans,  (viii)
notify CRB&T and obtain its consent to any replacement  investment adviser,  and
(ix) only dispose of its portfolio  assets in  accordance  with the terms of the underlying agreements respecting its investments in its portfolio companies.

     MorAmerica's  performance of its  obligations  under the Loan Agreement and the Notes are secured in favor of CRB&T through a Commercial  Security Agreement
("Security  Agreement"),  a Commercial Pledge and Security Agreement ("Pledge"),
and a  Commercial  Guaranty  (the  "Guaranty").  Under the  Security  Agreement,
MorAmerica granted to CRB&T a security interest in all of its assets,  including its interests in its portfolio  investments.  Under the Pledge,  MorAmerica has, subject  to  existing  limitations  under  its  agreements  with  its  portfolio companies,  pledged its portfolio securities to CRB&T. Under the Guaranty,  MACC has unconditionally  guaranteed  MorAmerica's  repayment of all borrowings under the Loans and its performance under the Loan Agreement,  the Security  Agreement and the Pledge.

     MorAmerica and its investment adviser,  InvestAmerica  Investment Advisors,
Inc.  ("InvestAmerica") are parties to an Incentive Fee Subordination  Agreement dated July 21, 2005 (the "Subordination Agreement") with the United States Small
Business  Administration (the "SBA"). Under the Subordination  Agreement,  among other things,  MorAmerica and  InvestAmerica  agreed that accrued incentive fees payable to  InvestAmerica  by MorAmerica  would be  subordinated  to all amounts
payable  by  MorAmerica  to  the  SBA,  including   outstanding   SBA-guaranteed
debentures,  and any losses the SBA may incur in connection  with the settlement of  arbitration  proceedings to which  MorAmerica was a party  occurring in late
2004.  Because  of  limitations  imposed  by

underlying  agreements  respecting  MorAmerica's  ownership  of  certain  of its portfolio securities, as part of MorAmerica's pledge of its portfolio securities to CRB&T  under the  Pledge,  MorAmerica  has agreed to use its best  efforts to obtain the  required  consents to perfect the pledge to CRB&T of at least 80% of the  value of  MorAmerica's  portfolio  securities  under  the terms of a letter agreement  dated  August 30,  2007 (the  "Letter  Agreement").  Under the Letter
Agreement, until such consents are obtained, MorAmerica and InvestAmerica agreed to not  seek a  release  of  amounts  owed by  MorAmerica  to  InvestAmerica  as incentive  payments which are presently  escrowed  according to the terms of the
Subordination  Agreement.  In the event that MorAmerica is unable to obtain such consents by November 30, 2007, then the interest payable on the amounts borrowed by MorAmerica under the Loans will increase to 1.0% over the Wall Street Journal
Prime index and continue at such rate until such consents are obtained.

     MorAmerica's breach of any of the terms of the Loan Agreement, the Security
Agreement,  the  Pledge  or the  Notes  would  constitute  an event  of  default thereunder,  which would entitle CRB&T to, among other  things,  accelerate  all amounts borrowed under the Loans and foreclose on the assets of MorAmerica.

     Item 8.01. Other Events.

     The  Registrant  issued a press release on September 6, 2007  regarding the entry by MorAmerica into the Loans.

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.1, and is incorporated herein by reference.

     Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits

                  10(i).1  Business Loan Agreement dated August 30, 2007 between
                           MorAmerica Capital  Corporation and Cedar Rapids Bank
                           and Trust Company.
                  10(i).2  Commercial  Guaranty  given by MACC Private  Equities
                           Inc. in favor of Cedar Rapids Bank and Trust Company.
                  10(i).3  Commercial Pledge and Security Agreement dated August
                           30, 2007 between MorAmerica  Capital  Corporation and
                           Cedar Rapids Bank and Trust Company.
                  10(i).4  Commercial  Security  Agreement dated August 30, 2007 between  MorAmerica  Capital  Corporation  and  Cedar
                           Rapids Bank and Trust Company.
                  10(i).5  Promissory  Note  in the  amount  of  $500,000  dated
                           August   30,   2007   made  by   MorAmerica   Capital
                           Corporation  in favor of Cedar  Rapids Bank and Trust
                           Company.
                  10(i).6  Promissory  Note in the  amount of  $6,250,000  dated
                           August   30,   2007   made  by   MorAmerica   Capital
                           Corporation  in favor of Cedar  Rapids Bank and Trust
                           Company.
                  10(i).7  Letter  Agreement  dated  August  30,  2007  made  by
                           MorAmerica  Capital  Corporation  in  favor  of Cedar
                           Rapids Bank and Trust Company.
                  10(i).8  Incentive Fee Subordination  Agreement dated July 21,
                           2005 among  InvestAmerica,  MorAmerica and the United
                           States Small Business Administration (incorporated by
                           reference to exhibit 99.1 of  Registrant's  Report on
                           Form 10-Q filed August 14, 2006).
                  10(i).9  Safekeeping Agreement dated September 1, 2007 between
                           MACC  Private  Equities  Inc.,   MorAmerica   Capital
                           Corporation and Cedar Rapids Bank and Trust Company.
                  99.1     Press Release dated September 6, 2007.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 6, 2007

                                          MACC PRIVATE EQUITIES INC.

                                          By: /s/ Robert A. Comey
                                              ----------------------------------
                                               Robert A. Comey
                                               Executive Vice President

                                  Exhibit Index
                                  -------------

Exhibit
Number         Description
------         -----------

10(i).1        Business Loan Agreement dated August 30, 2007 between  MorAmerica
               Capital Corporation and Cedar Rapids Bank and Trust Company.
10(i).2        Commercial  Guaranty given by MACC Private Equities Inc. in favor of Cedar Rapids Bank and Trust Company.
10(i).3        Commercial  Pledge and Security  Agreement  dated August 30, 2007 between MorAmerica Capital  Corporation and Cedar Rapids Bank and
               Trust Company.
10(i).4        Commercial  Security  Agreement  dated  August 30,  2007  between
               MorAmerica  Capital  Corporation  and Cedar Rapids Bank and Trust
               Company.
10(i).5        Promissory  Note in the amount of $500,000  dated August 30, 2007 made by MorAmerica  Capital  Corporation in favor of Cedar Rapids
               Bank and Trust Company.
10(i).6        Promissory Note in the amount of $6,250,000 dated August 30, 2007 made by MorAmerica  Capital  Corporation in favor of Cedar Rapids
               Bank and Trust Company.
10(i).7        Letter Agreement dated August 30, 2007 made by MorAmerica Capital
               Corporation in favor of Cedar Rapids Bank and Trust Company.
10(i).8        Incentive Fee  Subordination  Agreement dated July 21, 2005 among
               InvestAmerica,  MorAmerica  and the United States Small  Business
               Administration  (incorporated  by  reference  to exhibit  99.1 of
               Registrant's Report on Form 10-Q filed August 14, 2006).
10(i).9        Safekeeping  Agreement  dated  September  1,  2007  between  MACC
               Private Equities Inc.,  MorAmerica Capital  Corporation and Cedar
               Rapids Bank and Trust Company.
99.1           Press Release dated September 6, 2007.